NATIONSTAR NHLT 2019-2 DUE DILIGENCE REVIEW

November 7, 2019

REVIEW RESULTS

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© 2019 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

Nationstar NHLT 2019-2 Due Diligence

SUMMARY

AMC Diligence, LLC (“AMC”) reviewed a population of 1,295 Home Equity Conversion Mortgage loans (“HECMs”) serviced by Nationstar Mortgage LLC d/b/a Mr. Cooper (“Mr. Cooper”, “Nationstar” or “Client”). The review included review of data, documentation and images provided by Mr. Cooper, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. It also included data driven lien searches on a sample of Texas properties. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Sample selections were grossed up by 10% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after the commencement of due diligence. The original population for securitization was reduced from 1,335 HECMs to 1,295 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. The forty (40) drops were requested by Mr. Cooper. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

PROCEDURES

1.
Obtain a data tape from Nationstar, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in Nationstar’s servicing system of record agree to the data tape.

•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

MIP Rate
From a sample of 316 HECMs, AMC reviewed servicing system screen shots and compared the MIP Rate represented in the screen shot as of 9/30/2019 to the value represented in the data tape. There were no exceptions noted.

Current UPB
From a sample of 316 HECMs, AMC reviewed servicing system screen shots and compared the current UPB represented in the screen shot as of 9/30/2019 to the value represented in the data tape. There was one (1) exception noted due to a transaction reversal in the system of record after the tape cutoff. No other exceptions were noted.

Current Interest Rate
From a sample of 316 HECMs, AMC reviewed servicing system screen shots and compared the Current Interest Rate represented in the screen shot as of 9/30/2019 to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date
From a sample of 316 HECMs, AMC identified eighteen (18) HECMs with a marketable title date in the data tape. AMC reviewed servicing system screen shots for the eighteen (18) HECMs and compared the marketable title date represented in the screen shot as of 9/30/2019 to the date represented in the data tape or applied Nationstar’s tracking methodology if the property was occupied at foreclosure sale. Nationstar

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leverages the later of the following dates to report marketable title date to HUD consistent with HUD’s guidance on the topic: Foreclosure Sale Date, Vacancy Date, or Redemption Expiration Date. There were no exceptions noted.

Loan Status
From a sample of 316 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates utilized by Nationstar. AMC utilized a conversion table from Nationstar to translate the truncated status values found within the servicing system screenshot to the data tape and identify the status as of 9/30/2019. There were no exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or a combination of systems agree with the data tape.

•	Max Claim Amount

•	Called Due Date

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

Max Claim Amount
From a sample of 316 HECMs, AMC reviewed HERMIT screen shots and compared the Max Claim Amount represented in the screen shot to the data tape provided by Nationstar. There were no exceptions noted.

Called Due Date
From a sample of 316 HECMs, AMC identified 236 HECMs with a UPB at Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by Nationstar. There were four (4) exceptions noted, with discrepancy date variations ranging from one (1) to nine (9) days. Nationstar explained that the tape values presented reflect the accurate dates Nationstar will utilize for claim recovery. Nationstar shared that the variances stem from a HERMIT system shortcoming that sometimes results in a gap from when the called due instance notification was created in HERMIT versus when the called due event date is acknowledged/stored within HERMIT. Nationstar indicated that they have previously discussed this gap with HUD. No other exceptions were noted.

UPB at Called Due Date
From a sample of 316 HECMs, AMC identified 236 HECMs with a UPB at Called Due Date in the data tape.  AMC reviewed a screen shot provided by Nationstar and compared the UPB at Called Due Date represented in the screen shot to the value represented in the data tape.  There were four (4) exceptions noted, due to the Called Due Date not accurately matching the information provided in the data tape. No other exceptions were noted.

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Original Note Rate
From a sample of 316 HECMs, AMC reviewed the original Note provided by Nationstar and compared the Note Rate represented in the Note to the Note Rate on the data tape provided by Nationstar. There were no exceptions noted.

Margin (on adjustable rate HECMs)
From a sample of 316 HECMs, AMC identified seventy-two (72) HECMs with adjustable rate features. AMC reviewed the Original Note for the seventy-two (72) HECMs and compared the Margin represented in the Note to the Margin represented in the data tape provided by Nationstar. There were no exceptions noted.

Index (on adjustable rate HECMs)
From a sample of 316 HECMs, AMC identified seventy-two (72) HECMs with adjustable rate features. AMC reviewed the Original Note for the seventy-two (72) HECMs and compared the Index represented in the Note to the Index represented in the data tape provided by Nationstar. Nationstar provided a lookup table for the Index value represented in the tape for conversion. There were no exceptions noted.

Debenture Rate
From a sample of 316 HECMs, AMC reviewed HERMIT screen shots to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. There were no exceptions noted.

Foreclosure First Legal Date
From a sample of 316 HECMs, AMC identified 146 HECMs with a Foreclosure First Legal Date. AMC reviewed the 146 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, foreclosure attorney chronology, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by Nationstar. AMC initially identified three (3) exceptions, two (2) of which were cleared when Nationstar updated its data tape. The remaining exception was due to the filed first legal documentation not being provided within the time allotted for due diligence review. There were no other exceptions noted.

Closing Date
From a sample of 316 HECMs, AMC reviewed HERMIT screen shots to determine the closing date recognized by HUD and compared the date to the tape data. AMC found one (1) exception which was later cleared with a data tape update. There were no exceptions noted.
Amortization Type
From a sample of 316 HECMs, AMC reviewed the original Note and compared the Amortization Type represented in the Note and Riders to the data tape provided by Nationstar. There were no exceptions noted.

FHA Case Number
From a sample of 316 HECMs, AMC reviewed HERMIT screen shots and compared the FHA Case Number represented in the screen shot to the data tape provided by Nationstar. There were no exceptions noted.

Original Principal Limit
From a sample of 316 HECMs, AMC reviewed HERMIT screen shots to determine the Original Principal Limit and compared the Original Principal Limit to the data tape provided by Nationstar. There were no exceptions noted.

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2.	Obtain and review FHA reporting from Nationstar and determine that all HECMs have FHA insurance coverage.
AMC evaluated FHA coverage on all 1,295 assets in the Securitization Population. There were no exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and

a.
Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

From a sample of 290 HECMs, AMC reviewed 290 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC identified sixty (60) unique HECMs with exceptions; three (3) valuation amount discrepancies, forty-one (41) date discrepancies, and sixteen (16) date and amount discrepancies. Mr. Cooper explained that the forty-one (41) date discrepancies were due to the ordered date of the appraisal being pulled into the data tape as opposed to the completed date. All sixty (60) exceptions were cleared with a data tape update. There were no other exceptions noted.

AMC did not review the appraisals to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the properties.

4.
Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.
From a sample of 293 HECMs, AMC identified 273 HECMs with an occupancy status in the data tape. AMC reviewed the 273 HECMs with occupancy statuses and compared property occupancy status represented in the property inspection report to the status in the data tape. AMC initially identified twenty-four (24) exceptions; twenty-two (22) had data discrepancies and two (2) inspections were not provided. Mr. Cooper explained that nine (9) data discrepancy exceptions were the result of system limitations prohibiting storage of a more granular occupancy status noted on the inspection report. Inspection results of “tenant occupied”, “mortgagor occupied”, and “owner occupied” were instead stored as “occupied” in Nationstar’s system of record. AMC cleared those exceptions based upon this commentary from Nationstar. The remaining thirteen (13) data discrepancy exceptions were cleared with a data tape update. There were no other exceptions noted.

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by Nationstar.
From a sample of 293 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two years of age or older at the time of closing. AMC initially identified seven (7) exceptions. Four (4) exceptions were due to a data discrepancy, two (2) exceptions were due to no documentation being provided, and one (1) exception was due to the identification provided being illegible. Nationstar cleared three (3) data discrepancy exceptions with a data tape update. There were no other exceptions noted.

5.
Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110%

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to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:

a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,
AMC identified 215 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested all foreclosure and bankruptcy attorney fees from the 215 HECMs against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by Nationstar. Of the 215 HECMs with advances, AMC identified eighty-four (84) HECMs with non-recoverable, over-allowable, or unsupported advances on the foreclosure or bankruptcy activity associated with the current default event.  Nationstar has stated that it may be able to provide supporting documentation and additional explanations by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. There were no other exceptions noted.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.
From a sample of 278 HECMs, AMC originally identified 223 HECMs within the sample selection with property preservation advances based upon system coding by Nationstar. AMC randomly selected a single property preservation transaction from the 223 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by Nationstar. There were no exceptions noted.

c.
Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 223 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 223 HECMs, requested relevant invoice support from Nationstar and verified that the amount and coding of the disbursement is accurately represented in the servicing system. A total of sixteen (16) variances were originally identified. Ten (10) of the variances were subsequently cleared after understanding Nationstar’s practice on payment of tax bill fees and related mailing charges in combination with a tax payment. The bill fee, mailing charges, and tax amount on the invoice are paid together as a single disbursement. AMC was able to net the tax bill fee ($.50-$17 in range) assessed from the total transaction amount in Nationstar’s system and match the remaining disbursement amounts to the invoices provided. A total of six (6) exceptions remained. Nationstar was unable to provide the loan-level invoices to support associated advances on five (5) disbursements within the time allotted for due diligence; the remaining one (1) exception was due to an amount discrepancy. There were no other exceptions noted.

d.
Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 275 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 275 HECMs, requested relevant invoice support from Nationstar and verified that the amount and coding of the disbursement is accurately represented in the servicing system. There were no exceptions noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.

a.	AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.

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AMC ordered lien searches on 103 HECMs in the Securitization Population from a third-party. 102 results were returned and reviewed by AMC. One (1) HECM property did not return public records data in order to perform the review. AMC identified twenty-two (22) liens across fifteen (15) unique HECMs.

Civil Judgment                8 HECMs
2 Judgment Liens and 2 Civil Judgments    1 HECM
Federal Tax Lien                1 HECMs
Small Claims Judgment            2 HECMs
2 Civil Judgments and Civil New Filing    1 HECM
Civil Judgment and Civil New Filing        1 HECM
2 Civil Judgments                1 HECM

7.
Identify HECMs with property valuations twenty-four (24) or more months old. Select a sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

Valuations for a total of 154 HECMs were ordered and received for HECMs in the Securitization Population. The results of all the other valuations have been provided to Nationstar.

Please note that AMC did not review the BPOs to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the properties.

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